Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 5, 2010, is entered into by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the “Trust”), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Partnership”), and BAT PARTNERS, L.P., a Delaware limited partnership (the “Investor”).
RECITALS
WHEREAS, on the date hereof, the Investor has acquired units of limited partnership interest (“Units”) in the Partnership, designated as “Class F (2010) Units,” and having the rights, privileges and preferences, and subject to the limitations, specified in the Partnership Agreement (as defined below) as amended on the date hereof by the Sixteenth Amendment (as defined below).
WHEREAS, the Units are redeemable for cash or common shares of beneficial interest, par value $.01 per share, of the Trust (the “Common Shares”) upon the terms and subject to the conditions contained in the Partnership Agreement, as amended on the date hereof by the Sixteenth Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:
“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Shares” has the meaning assigned to it in the Recitals.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 18, 1997, as previously amended and as amended on the date hereof by the Sixteenth Amendment, and as the same may hereafter be amended, modified or restated from time to time.
“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Registrable Securities” means Common Shares issued or issuable upon redemption of Units that are held by Investor immediately following the redemption; provided that such Common Shares shall cease to constitute Registrable Securities upon the earlier of (i) such date that Investor no longer holds or beneficially owns at least 700,000 Common Shares or (ii) after December 31, 2012, when the holding period in Rule 144 for such Common Shares has elapsed and such Common Shares may be sold pursuant to Rule 144 without regard to the volume limitation in Rule 144. Any Common Shares transferred by the Investor shall no longer constitute Registrable Securities when transferred to a Person who is not an affiliate (as defined in Rule 144) of Investor other than an underwriter in a underwritten offering.
Registration Rights Agreement

“Registration Expenses” means all expenses incident to the Trust’s performance of or compliance with Article 2, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, and printing expenses, and the fees and disbursements of counsel for the Trust and of the Trust’s independent public accountants, but excluding any brokerage commissions or discounts, underwriting commissions or similar fees payable in connection with an offer or sale of Registrable Securities.
“Rule 144” means Rule 144 under the Securities Act, as amended from time to time (or any successor statute).
“Securities Act” means the Securities Act of 1933, as amended.
“Sixteenth Amendment” means the Sixteenth Amendment to the Partnership Agreement dated as of the date hereof.
“Units” has the meaning assigned to it in the Recitals.
2. Registration Rights.
2.1. Registration Undertaking.
2.1.1. Registration of Registrable Securities. Subject to Section 2.1.2 and 2.1.4, the Trust shall prepare and file with the Commission a “shelf” registration statement under the Securities Act covering the offer and sale of the Registrable Securities by the Investor in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, provided that the Trust shall not be required to file a “shelf” registration statement pursuant to this Section 2.1.1 prior to the 270th day after the date hereof.
2.1.2. Registration Covering Issuance of Registrable Securities. Subject to Section 2.1.4, within the time frame prior to the first anniversary of the date hereof during which a registration statement under the Securities Act covering the issuance of Registrable Securities in redemption of Units may be filed in compliance with the Securities Act, the Trust shall prepare and file with the Commission a “shelf” registration statement under the Securities Act relating to the issuance to Investor of Registrable Shares upon the redemption of Units in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Issuance Registration Statement”). If the Trust is unable to obtain the effectiveness of the Issuance Registration Statement or to keep such Issuance Registration Statement effective until the date on which Investor has redeemed or exchanged such Investor’s Units for Registrable Securities, then Investor shall have the rights set forth in 2.1.1.
2.1.3. Underwritten Offering. During the period that commences on the first anniversary of the date hereof and that ends on December 31, 2012, the Investor may deliver up to two written notices (each, an “Underwriting Notice”) to the Trust indicating that the Investor desires to distribute its Registrable Securities by means of an underwritten offering, in which case the following terms and conditions (as well as Section 2.1.4) shall apply:

2.1.3.1. Only Registrable Securities that have not been transferred by the Investor may be included in the underwritten offering and, for the avoidance of doubt, the Investor shall not be entitled to assign its right to distribute Registrable Securities in an underwritten offering to any Person.
2.1.3.2. The Investor shall have the right to select the managing underwriter(s) for the underwritten offering, which selection must be reasonably acceptable to the Trust.
2.1.3.3. The Investor shall not have the right to require the Trust to participate in more than two underwritten distributions of Registrable Securities and the Investor shall not have the right to require the Trust to participate in any such underwritten distribution after December 31, 2012.
2.1.3.4. If at the time of delivery of an Underwriting Notice or during the ensuing period prior to the completion of the underwriting, the Trust is engaged or plans to engage in a registered public offering or a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction that, in the good faith determination of the Trust’s Board of Trustees, would be adversely affected by the request, then the Trust may at its option delay the offering for up to 60 days.
2.1.3.5. In connection with an underwritten offering, the Trust and Investor shall enter into an underwriting agreement upon customary terms (including as to representations, warranties, indemnification and contribution) with the underwriter or underwriters managing the offering and the Trust and Investor will use commercially reasonable efforts to cause their legal counsel to render customary opinions to the underwriters with respect to the offering and the Trust will use commercially reasonable efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement. For the avoidance of doubt, the Investor shall not be required, without its approval, to enter into any underwriting agreement that does not contain terms acceptable to it in its discretion. In connection with an underwritten offering, the Trust shall provide reasonable cooperation such as arranging for appropriate officers of the Trust to participate in “road shows” or investor presentations (taking into account the needs of the Trust’s business and the responsibilities of such officers with respect thereto).
2.1.3.6. In connection with an underwritten offering, the Trust shall (and shall use commercially reasonable efforts to cause its executive officers and trustees to) agree to a lock-up provision in an underwriting agreement or lock-up agreement, as applicable, not to exceed 45 days, and limited to common shares of beneficial interest, in customary form and substance and with exceptions that are customary for an underwritten offering.
2.1.4. Registration Statement on Form S-3. A registration under this Section 2.1 shall only be required to be made on Form S-3, or any successor form. In the event the Trust is not eligible to use Form S-3 to register the Registrable Securities, it may delay the filing of the applicable registration statement until that date on which the Trust is again eligible to file a Form S-3. The Trust hereby represents and warrants to the Investor that, as of the date hereof, the Trust is eligible to register the Registrable Securities on Form S-3 and that it shall take all actions necessary to continue to be eligible for use of Form S-3.
2.1.5. Expenses. The Trust shall pay the Registration Expenses in connection with this Agreement up to an aggregate of $75,000 and the Investor shall pay (or promptly reimburse the Trust for the payment of) any Registration Expenses in excess of $75,000. In all circumstances, the Investor shall be solely responsible to pay any brokerage commissions or discounts, underwriting commissions or similar fees payable in connection with an offer or sale of Registrable Securities.

2.2. Registration Procedures.
2.2.1. In connection with the registration effected pursuant to this Agreement, the Trust shall:
(i) use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC for all Common Shares covered thereby on, or as soon as practicable following, the first anniversary of the date hereof;
(ii) use commercially reasonable efforts to file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the Common Shares issued or issuable upon redemption of Units have ceased to constitute Registrable Securities as provided in the proviso to the definition of the term “Registrable Securities”, or, in the case of the Issuance Registration Statement, until the date on which Investor has redeemed or exchanged such Investor’s Units for Registrable Securities;
(iii) furnish to the Investor without charge such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the Investor may reasonably request;
(iv) use commercially reasonable efforts (x) to register or qualify all Registrable Securities under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as the Investor shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by the Investor, except that the Trust shall not for any such purpose be required to qualify generally to do business as a foreign trust in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;
(v) notify the Investor upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the registration statement filed pursuant to this agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and promptly prepare and furnish to the Investor such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
(vi) use commercially reasonable efforts to list and thereafter to maintain the listing of all Registrable Securities covered by such registration statement on any national securities exchange on which the Trust’s common shares of beneficial interest, par value $.01 per share, are then listed;

(vii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any part thereof as promptly as possible;
(viii) deliver promptly to Investor’s counsel copies of all correspondence between the SEC and the Trust and the Partnership, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the Registration Statement.
The Investor agrees that upon receipt of any notice from the Trust of the happening of an event of the kind described in Section 2.2.1(v), the Investor shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2.1(v).
2.3. Holdback Agreements; Information Blackout.
2.3.1. Holdback Agreements. In connection with an underwritten public offering of securities of the Trust, the Investor agrees that, if required by the underwriter or underwriters, they will not effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, during the period commencing 10 days prior to the expected commencement of the offering and ending 30 days after the closing of such offering.
2.3.2. Information Blackout. At any time when a registration statement effected pursuant to this Section 2 relating to Registrable Securities is effective, upon written notice from the Trust to the Investor that the Trust has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure by the Trust of non-public material information not otherwise required, in the judgment of the Trust, to be disclosed under applicable law, the Investor shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of (a) 45 days after the Trust makes such good faith determination and (b) such time as the Trust notifies the Investor that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed.
2.4. Preparation; Investor Cooperation. In connection with the registration of Registrable Securities under the Securities Act as provided in this Agreement, the Trust shall give the Investor not less than 15 days prior written notice of the filing of the registration statement or any amendment or supplement thereto and give the Investor and its counsel and accountants the opportunity to review and comment on, at the Investor’s expense, the registration statement and any amendment or supplement thereto. The Investor will furnish to the Trust such information as the Trust may reasonably request in connection with the registration and related proceedings under this Agreement.
2.5. Indemnification.
2.5.1. Indemnification by the Trust. With regard to the registration of Registrable Securities under the Securities Act in which the Investor is a selling shareholder, the Trust shall, and hereby does, indemnify and hold harmless the Investor from and against any losses, claims, damages or liabilities, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) any violation by the Trust, its trustees, officers, employees or agents of this Agreement or any law applicable to and in connection with such registration, and the Trust shall reimburse the Investor on demand for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding described in clauses (a) or (b); provided, however, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished in writing to the Trust by the Investor for incorporation therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor and shall survive the transfer of such securities by the Investor.
2.5.2. Indemnification by the Investor. With regard to the registration of Registrable Securities under the Securities Act, the Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5.1 above) the Trust and each trustee, officer and employee of the Trust and each Person who controls the Trust within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Trust by the Investor for incorporation therein.
2.5.3. Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.5, except to the extent that the indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party’s cooperation with the indemnifying party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

2.5.4. Contribution. If the indemnification provided for in this Section 2.5 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.5.1 or 2.5.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.5.1 or 2.5.2 hereof, the indemnified party and the indemnifying party under Sections 2.5.1 or 2.5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and the Investor or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Trust and the Investor that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person’s written consent, which consent shall not be unreasonably withheld.
3. Decisions; Modification; Waivers. All decisions by, and notices from, the Investor hereunder shall be made by the holders of not less than a majority of the Registrable Securities outstanding held by the Investor and the Investor shall be bound by any such decision. This Agreement may be modified or amended only with the written consent the Trust, the Partnership and the Investor holding not less than a majority of the Registrable Securities. No party shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.
4. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. The rights of the Investor under this Agreement shall inure to the benefit of any successor to all or substantially all of the Investor’s business.
5. Severability. If any provision of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other parties or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.
6. Notices. All notices, requests and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (i) in person, (ii) by certified mail, return receipt requested, (iii) by recognized overnight delivery service providing positive tracking of items (for example, Federal Express), or (iv) by electronic mail (with acknowledgment of a receipt of delivery), in each case addressed as follows:

If to the Trust or the Partnership, addressed to:
Brandywine Operating Partnership, L.P.
c/o Brandywine Realty Trust
555 East Lancaster Avenue
Radnor, PA 19087
Attention: Gerard H. Sweeney, President and Chief Executive Officer
E-mail: jerry.sweeney@bdnreit.com
with a copy in each instance to:
Brandywine Operating Partnership, L.P.
c/o Brandywine Realty Trust
555 East Lancaster Avenue
Radnor, PA 19087
Attention: Brad A. Molotsky, Executive Vice President
E-mail: brad.molotsky@bdnreit.com
With an additional copy to:
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
Attention: Michael Friedman
E-mail: friedmanm@pepperlaw.com
If to the Investor, addressed to:
BAT PARTNERS, L.P.
c/o The Blackstone Group
345 Park Avenue
New York, NY 10154
Attention: David Z. Hirsh
Email: Hirshd@blackstone.com
Attention: William Stein
Email: Steinw@blackstone.com
with a copy in each instance to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Telephone: (212) 859-8000
Facsimile: (212) 859-4000
Attention: Lee Parks
or to such other address or addresses and to the attention of such other person or persons as any of the parties may notify the other in accordance with the provisions of this Agreement. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only if given pursuant to the foregoing requirements as to both manner and address, and only upon receipt (or refusal to accept delivery) by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

7. Counterparts. This Agreement may be executed in counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.
8. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
9. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its principles of conflict of laws.
10. Recapitalizations, etc. In the event that any shares of beneficial interest or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to shareholders or combination of the Registrable Securities or any other similar change in the Trust’s capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.
11. Term. This Agreement shall continue in full force and effect until the date on which the Common Shares issued or issuable upon redemption of Units have ceased to constitute Registrable Securities as provided in the definition of the term “Registrable Securities.”

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written and delivered by their respective duly authorized officers.

BRANDYWINE REALTY TRUST
By:
	Name:	Gerard H. Sweeney
	Title:	President and Chief Executive Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P. By: BRANDYWINE REALTY TRUST, its sole general partner
By:
	Name:	Gerard H. Sweeney
	Title:	President and Chief Executive Officer

INVESTOR: BAT PARTNERS, L.P., a Delaware limited partnership By: BRE/ARCH STREET L.L.C., its general partner
By:
	Name:	David Hirsch
	Title:	Managing Director and Vice President